SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2002
                                 --------------


                                    GSV, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                    0-23901                    13-3979226
       --------                    -------                 -----------------
     (State or other        (Commission File Number)      (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)





                        191 Post Road, Westport, CT 06850
                      -------------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                                            --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.      Other Events.

             On March 18, 2002, the United States District Court for the District of New Jersey dismissed, with prejudice, a consolidated class action complaint alleging violations of the federal securities laws by GSV and three of its former directors and officers. The action had been filed in March 2000 and is pending under the caption In re Cybershop Securities Litigation, Civ. No. 00-1993. The plaintiffs have 30 days to appeal from the decision. GSV has not been advised as to whether or not the plaintiffs plan to appeal from the Court's decision.

                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GSV, INC.
                                            (Registrant)



Dated:  March 21, 2002                      By: /s/ Gilad Gat
                                                -----------------------------
                                                Gilad Gat
                                                Chief Executive Officer
                                                (Principal Executive Officer)




































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